UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 30, 2011
Date of Report (Date of Earliest Event Reported)

DBUBS 2011-LC3 Mortgage Trust
(Exact name of issuing entity)

German American Capital Corporation
(Exact name of sponsor as specified in its charter)

UBS Real Estate Securities Inc.
(Exact name of sponsor as specified in its charter)

Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

Starwood Property Mortgage Sub-2-A, L.L.C.
(Exact name of sponsor as specified in its charter)

Starwood Property Mortgage Sub-3, L.L.C.
(Exact name of sponsor as specified in its charter)

Starwood Property Mortgage Sub-4, L.L.C.
(Exact name of sponsor as specified in its charter)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Delaware	333-172143-01	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

60 Wall Street
New York, New York
(Address of principal executive offices)

(212) 250-2500
Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01.       Financial Statements and Exhibits.

(d)  Exhibits

Item 601(a) of Regulation S-K Exhibit No.	Description
(8.1)	Opinion of Cadwalader, Wickersham & Taft LLP, dated as of August 30, 2011, relating to validity and tax matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION (Registrant)
Date: August 30, 2011
	By:	/s/ Robert Christopher Jones
Name: Robert Christopher Jones
Title: Director

	By:	/s/ Natalie Denisenko Grainger
Name: Natalie Denisenko Grainger
Title: Vice President

Exhibit Index

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
8.1	Opinion of Cadwalader, Wickersham & Taft LLP, dated as of August 30, 2011, relating to validity and tax matters	E